SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

and

SKYBRIDGE G II FUND, LLC

POWER OF ATTORNEY

The person whose signature appears below hereby appoints each of Christopher Hutt and A. Marie Noble, acting singly, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC and SkyBridge G II Fund, LLC.

/s/ Robert Phillips

Name:	Robert Phillips
Title:	Chief Financial Officer

Date:  December 9, 2016

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC – POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

/s/ Steven Krull
Name:	Steven Krull
Title:	Director
Date:	April 2, 2018

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC – POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

/s/ Josh Weinreich
Name:	JOSH WEINREICH
Title:	Director
Date:	March 20, 2018

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC – POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

/s/ Raymond Nolte
Name:	Raymond Nolte
Title:	Director
Date:	4/13/18

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC – POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

/s/ Charles A. Hurty
Name:	Charles A. Hurty
Title:	Director
Date:	March 20, 2018